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BOEING CAPITAL CORPORATION

                                          Loan and Security Agreement No. 3548-2

                             UNCONDITIONAL GUARANTY

For value received and in order to induce Boeing Capital Corporation, a Delaware corporation ("Lender"), to enter into, accept or acquire a certain Loan and Security Agreement dated as June 11, 1999 (hereinafter with all present and future, amendments, addenda and riders thereto referred to as the "Loan") with The First Security Bank, N.A., not in its individual capacity but as Trustee under that certain Bell 412 Peru Trust No. 1, a Utah trust ("Debtor"), and/or to advance monies or extend or continue to extend credit to or for the benefit of Debtor, under the Loan or otherwise, the undersigned hereby absolutely, irrevocably and unconditionally guarantees to Lender (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or at any time hereafter due from Debtor to Lender, under the Loan or otherwise and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by Lender in enforcing any rights under this Guaranty, and (ii) the prompt, full and faithful performance and discharge by Debtor of each and every obligation and warranty of Debtor set forth in the Loan (collectively "Debtor's Obligations").

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of Debtor's Obligations have been paid, performed and discharged regardless of the enforceability of Debtor's Obligations and regardless of any law, regulation or decree now or hereafter in effect which might in any manner affect Debtor's Obligations. The death or bankruptcy of the undersigned or of Debtor shall not terminate this Guaranty or any obligations hereunder. The liability of the undersigned hereunder shall in no event be affected or impaired by any renewals, amendments, modifications or supplements of or to the Loan, or by any extensions, forebearances, compromises or releases of any of Debtor's Obligations, any of Lender's rights under the Loan or any lack of validity or enforceability of Debtor's Obligations or any agreement or instrument relating thereto or any other circumstance which might otherwise constitute a defense available to, or a discharge of, Debtor or the undersigned and the undersigned hereby consents to and waives notice of any of the foregoing. The undersigned further expressly waives (i) all diligence in collection and any failure or delay by Lender in protection or perfection of Lender's rights under the Loan or in or to any collateral securing any of Debtor's Obligations, (ii) notice of acceptance by Lender of this Guaranty or of the Loan, (iii) notice of advancement of any additional funds to or for the benefit of Debtor, (iv) presentment, demand for payment, protest and notice of protest, default, non-payment or partial payment by Debtor, (v) all other notices and formalities to which Debtor and/or the undersigned might be entitled, by statute or otherwise, (vi) any right of subrogation, reimbursement, exoneration, contribution, indemnity or any other right that would result in Guarantor being deemed a creditor of Debtor under the United States Bankruptcy Code or any other law or any right to enforce any remedy which Lender now has or may hereafter have against Debtor and any benefit of, and any right to participate in, any security now or hereafter held by Lender, whether any of the foregoing arise in equity, at law or by contract and (vii) any other action or any other circumstance whatsoever which might constitute a defense to enforcement of this Guaranty. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Debtor's Obligations is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of Debtor or otherwise, all as though such payment had not been made.

The undersigned further waives any right of setoff, recoupment or counterclaim against Lender with respect to any claim or demand the undersigned may at any time have against Debtor, or against any other person or concern liable for Debtor's Obligations, and as further security to Lender, any and all debts or liabilities


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now or hereafter owing to the undersigned by Debtor, and/or such other person or concern, and any lien, security or collateral given to the undersigned in connection therewith, are hereby subordinated to the claims and liens of, and assigned to, Lender.

The obligations of the undersigned hereunder are and shall at all times be the original, direct and primary obligations of the undersigned, as if the undersigned were the Debtor under the Loan. Lender shall not in any event be obligated to pursue or exhaust any rights or remedies against Debtor or others, or resort to any security, prepayments or collateral, as a prerequisite to enforcing this Guaranty against the undersigned. This Guaranty shall be binding upon the undersigned and its, his or her respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. All of the obligations and agreements of the undersigned in this Guaranty are joint and several.

If the undersigned is a corporation, each signatory on behalf of such corporation warrants that he or she has the authority to sign on behalf of such corporation and by so signing, to bind said corporation hereunder. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by the undersigned and an officer of Lender. Guarantor, being a corporation with publicly held debt or equity, shall furnish to Lender promptly upon their availability, copies of all financial statements, reports, notices and proxy statements, if any, sent by Guarantor to its public security holders, and all regular and periodic reports filed by Guarantor with the principal securities exchange including without limitation balance sheet, profit and loss statement and statement of cash flows, with said fiscal year reports audited by a recognized firm of independent certified public accountants reasonably satisfactory to Lender on which the securities of Guarantor are listed, if any, or with the Securities and Exchange Commission, including but not limited to 10-K and 10-Q reports. If any provision of this Guaranty or the application thereof is hereafter held invalid or unenforceable, the remainder of this Guaranty shall not be affected thereby, and to this end the provisions of this Guaranty are declared severable.

Guarantor is not in default under any agreement, contract or judgment to which Guarantor is a party and any period of cure has expired, in an amount of $5 million or more .

Guarantor has filed all required material tax returns and has paid all material taxes to the extent they have become due other than those which are being contested in good faith by appropriate proceedings and as to which appropriate reserves are being maintained by Guarantor in accordance with GAAP and so long as such proceedings operate during the pendency thereof to prevent the sale, forfeiture, or loss of the Collateral, and Guarantor does not have any knowledge of any actual or proposed deficiency or additional assessment in connection therewith.

This Guaranty shall be governed in all respects by the laws of the State of California and the undersigned hereby irrevocably consent to the jurisdiction of the California State Courts and the United States Courts located in Los Angeles County.

         Dated this __________ day of June, 1999.

Witness:                                    Guarantor:
-----------------------------------         The Doe Run Resources Corporation

By:  /s/ William W. Simms                   By: /s/ David Chaput
   --------------------------------            ---------------------------------
Printed Name:  William W. Simms             Printed Name:  David Chaput
               --------------------                        ---------------------

Title:  Cash and Financial Manager          Title:  Treasurer
      -----------------------------               ------------------------------


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